Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the annual report of New England Realty Associates L.P (the “Partnership”), I, Harold Brown, the Treasurer and Director of the Partnership’s General Partner, NewReal, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.      The Annual Report on Form 10-K of the Partnership for the period ended December 31, 2005, which this certification accompanies, fully complies with the requirements of Section 13a-14 and 15d-14 of the Securities Exchange Act of 1934; and

2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ HAROLD BROWN
Harold Brown
Principal Financial Officer
(Treasurer and Director of the Partnership’s General Partner, NewReal, Inc.)
Date: March 16, 2006

A signed original of this written statement has been provided to New England Realty Associates L.P. and will be retained by New England Realty Associates L.P. and furnished to the Securities and Exchange Commission or its staff upon request.